                                                                    EXHIBIT 99.1

                         CITIZENS FEDERAL SAVINGS BANK

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION, dated November 20, 1997, by and among CITIZENS FEDERAL SAVINGS BANK, a federal stock savings bank ("Citizens Federal"); CFS Bancshares, Inc., a to-be-formed savings and loan holding company ("Holding Company"), and CITIZENS FEDERAL INTERIM SAVINGS BANK, a to-be-formed interim stock savings bank ("Interim Savings").

     The parties hereto desire to enter into an Agreement and Plan of Reorganization whereby the corporate structure of Citizens Federal will be reorganized into the holding company form of ownership. The result of such reorganization will be that, immediately after the Effective Date (as defined in Article V below), all of the issued and outstanding shares of common stock, $1.00 par value per share, of Citizens Federal ("Citizens Federal Common Stock") will be held by Holding Company, and the holders of the issued and outstanding shares of Citizens Federal Common Stock will become the holders of the issued and outstanding shares of the common stock, $0.01 par value per share, of Holding Company ("Holding Company Common Stock").

     The reorganization of Citizens Federal will be accomplished by the following steps: (1) the formation by Citizens Federal of a wholly-owned, service corporation or operating subsidiary, Holding Company, incorporated under the laws of either the State of Alabama or the State of Delaware for the primary purpose of becoming the sole stockholder of a newly formed interim federal stock savings bank, and subsequently becoming the sole holder of the capital stock of Citizens Federal, which formation shall include the issuance of up to 100,000 shares of Holding Company Common Stock to Citizens Federal for a price of $1.00 per share or for such other consideration in excess of the aggregate par value of such 100,000 shares as the Office of Thrift Supervision ("OTS") shall approve; (2) the formation of an interim federal stock savings association, Interim Savings, which will be wholly-owned by Holding Company; and (3) the merger of Interim Savings into Citizens Federal, with Citizens Federal as the surviving corporation. Pursuant to such merger: (i) all of the issued and outstanding shares of Citizens Federal Common Stock (other than shares as to which dissenters' rights of appraisal have been elected and perfected) will automatically be converted by operation of law on a one-for-one basis into an equal number of issued and outstanding shares of Holding Company Common Stock; and (ii) all of the issued and outstanding shares of common stock of Interim Savings will automatically be converted by operation of law on a one-for-one basis into an equal number of issued and outstanding shares of Citizens Federal Common Stock, which will be all of the issued and outstanding capital stock of Citizens Federal.

     NOW, THEREFORE, in order to consummate this Agreement and Plan of Reorganization, and in consideration of the mutual covenants herein set forth, the parties agree as follows:


                                   ARTICLE I

                        MERGER OF INTERIM SAVINGS INTO
                    ILLINOIS GUARANTEE AND RELATED MATTERS
                    --------------------------------------

     1.1 The Merger. On the Effective Date, Interim Savings will be merged with and into Citizens Federal (the "Merger") and the separate existence of Interim Savings shall cease, and all assets and property (real, personal and mixed, tangible and intangible, chooses in action, rights and credits) then owned by Interim Savings, or which would inure to it, shall immediately and automatically, by operation of law and without any conveyance, transfer, or further action, become the property of Citizens Federal. Citizens Federal shall be deemed to be a continuation of Interim Savings, and Citizens Federal shall succeed to the rights and obligations of Interim Savings.

     1.2 Continued Existence of Citizens Federal. Following the Merger, the existence of Citizens Federal shall continue unaffected and unimpaired by the Merger, with all the rights, privileges, immunities and powers, and subject to all the duties and liabilities, of a corporation organized under the laws of the United States with a Federal Stock Charter and Bylaws in the form approved by the OTS. The Federal Charter and Bylaws of Citizens Federal,

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as presently in effect, shall continue in full force and effect and shall not be changed in any manner whatsoever by the Merger.

     1.3 Continued Business of Citizens Federal. From and after the Effective Date, and subject to the actions of the Board of Directors of Citizens Federal, the business presently conducted by Citizens Federal (whether directly or through its subsidiary) will continue to be conducted by it, as a wholly-owned subsidiary of Holding Company and the present directors and officers of Citizens Federal will continue in their present positions. The number of directors shall be 7. The offices of Citizens Federal in existence immediately prior to the Effective Date shall continue to be the offices of Citizens Federal from and after the Effective Date.

     1.4 Savings Accounts. The issuance of savings accounts and other instruments and obligations by Citizens Federal shall not be affected by the Merger.

     1.5 Liquidation Account. The liquidation account for the benefit of Citizens Federal's savings account holders, created in connection with the conversion of Citizens Federal from mutual to stock form, shall not be affected by the Merger.

     1.6  Further Assurances.   Citizens Federal and Interim Savings each agree
that at any time, or from time to time, as and when requested by Citizens Federal or by its successors or assigns, Interim Savings will execute and deliver, or cause to be executed and delivered, in its name by its last acting officers or by the corresponding officers of Citizens Federal (Interim Savings hereby authorizing such officer so to act in its name), all such conveyances, assignments, transfers, deeds and other instruments, and will take or cause to be taken such further or other action as Citizens Federal or its successors or assigns may deem necessary or desirable in order to carry out the vesting, perfecting, confirming, assignment, devolution or other transfer of the interests, property, privileges, powers, immunities, franchises and other rights referred to in this Article I, or otherwise to carry out the intents and purposes of this Agreement.

                                  ARTICLE II

                              CONVERSION OF STOCK
                              -------------------

     2.1 Conversion of Stock. The terms and conditions of the Merger, the mode of carrying the same into effect, and the manner and basis of converting the respective shares of common stock of the parties to this Agreement shall be as follows:

     2.1.1 Holding Company Common Stock. On the Effective Date, all shares of Holding Company Common Stock held by Citizens Federal immediately prior to the Effective Date shall be canceled and shall no longer be deemed outstanding for any purposes.

     2.1.2 Citizens Federal Common Stock. On the Effective Date, each share of Citizens Federal Common Stock issued and outstanding immediately prior to the Effective Date (other than shares as to which the holders thereof have properly exercised dissenters' rights of appraisal under Section 552.14 of the Regulations for Federal Savings Associations (the "Appraisal Regulation") shall automatically by operation of law and without any action on the part of the holder thereof be converted into and shall become one share of Holding Company Common Stock. On the Effective Date, each share of Citizens Federal Common Stock issued and outstanding as to which the dissenters' rights of appraisal shall have been elected and perfected shall not be converted into shares of Holding Company Common Stock but shall thereafter represent only the right to receive the fair or appraised value of such shares in accordance with the Appraisal Regulation. If any such holder shall have failed to perfect or shall have effectively withdrawn or otherwise lost such appraisal rights, such shares of Citizens Federal Common Stock shall thereupon be deemed to have been converted into and to have become shares of Holding Company Common Stock as to the Effective Date.

     2.1.3 Interim Savings Common Stock. Each share of common stock of Interim Savings issued and outstanding immediately prior to the Effective Date shall, on the Effective Date, automatically by operation of law and without any action on the part of the holder thereof be converted into and shall become one share of Citizens Federal Common Stock and shall not be further converted into shares of Holding Company Common Stock, so that from and

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after the Effective Date, all of the issued and outstanding shares of Citizens
Federal Common Stock shall be held by Holding Company.

     2.1.4 Exchange of Citizens Federal Common Stock. From and after the Effective Date, each holder of an outstanding certificate or certificates which, prior thereto, represented shares of Citizens Federal Common Stock, shall, upon surrender of the same to the designated agent of Citizens Federal ("Exchange Agent"), be entitled to receive, in exchange therefore, a certificate or certificates representing the number of whole shares of Holding Company Common Stock into which the shares theretofore represented by the certificate or certificates so surrendered shall have been converted, as provided in the foregoing provisions of this Article II. Until so surrendered, each such outstanding certificate which, prior to the Effective Date, represented shares of Citizens Federal Common Stock shall be deemed for all corporate purposes to evidence the ownership of the number of whole shares of Holding Company Common Stock (other than shares as to which the holders thereof have properly exercised dissenter's rights of appraisal shall have been elected and perfected) into which such shares of Citizens Federal Common Stock shall have been so converted.

     2.1.5 Full Satisfaction. All shares of Holding Company Common Stock into which shares of Citizens Federal Common Stock shall have been converted pursuant to this Article II shall be deemed to have been issued in full satisfaction of all rights pertaining to such converted shares.

     2.1.6 Sole Rights, Etc. On the Effective Date, the holders of certificates formerly representing Citizens Federal Common Stock outstanding on the Effective Date shall cease to have any rights with respect to the Citizens Federal Common Stock, and their sole rights shall be with respect to the Holding Company Common Stock into which their shares of Citizens Federal Common Stock shall have been converted by the Merger or, in the case of shares as to which the holders thereof have properly exercised dissenters' rights of appraisal, the right to receive the fair or appraised value of such shares in accordance with the Appraisal Regulation.

     2.2. Continued Effectiveness of All Stock Option and Stock-Based Plans. On the Effective Date, all Citizens Federal stock option and incentive plans (the "Option Plans"), and other stock-based compensation plans (the "Stock Plans"), if any, shall automatically, by operation of law, be continued as and become the stock option plans and the stock-based compensation plans of Holding Company.
On the Effective Date, each unexercised option to purchase shares of Citizens Federal Common Stock under the Option Plans outstanding at that time will be automatically converted into an unexercised option, with identical price, terms and conditions, to purchase an identical number of shares of Holding Company Common Stock in lieu of shares of Citizens Federal Common Stock, shares of Citizens Federal Common Stock in the Stock Plans shall represent an equal number of shares of Holding Company Common Stock, and Holding Company shall assume all of Citizens Federal's obligations with respect to the Option Plans and the Stock Plans. By approving this Agreement, stockholders of Citizens Federal will be approving the adoption by Holding Company of the Option Plans as the stock option plans of Holding Company and the Stock Plans, as the stock-based compensation plans of the Holding Company.

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                                  ARTICLE III

                         CONDITIONS TO THE OBLIGATIONS
                              OF CITIZENS FEDERAL,
                      HOLDING COMPANY AND INTERIM SAVINGS
                      -----------------------------------

     3.1 Conditions. The obligations of Citizens Federal, Holding Company and Interim Savings to effect the Merger and otherwise consummate the transactions which are the subject matter hereof shall be subject to satisfaction of the following conditions:

     3.1.1 Stockholder Approvals. To the extent required by applicable law, rules, and regulations, the holders of the outstanding shares of Citizens Federal Common Stock shall, at a meeting of the stockholders of Citizens Federal duly called, have approved this Agreement by the affirmative vote of fifty percent of the outstanding shares of Citizens Federal Common Stock plus one affirmative vote.

     3.1.2 Registration. The shares of Holding Company Common Stock to be issued to holders of Citizens Federal Common Stock pursuant to the Merger shall, to the extent required under applicable law, have been duly registered pursuant to Section 5 of the Securities Act of 1933, as amended, or qualify for exemption from such registration, and Holding Company shall have complied with all applicable state securities or "blue sky" laws relating to the issuance of the Holding Company Common Stock.

     3.1.3 Approvals, Consents. Any and all approvals from the OTS, the Federal Deposit Insurance Corporation, the Securities and Exchange Commission and any other governmental agency having jurisdiction necessary for the lawful consummation of the Merger and the issuance and delivery of Holding Company Common Stock as contemplated by this Agreement shall have been obtained. Furthermore, any approvals from the OTS necessary, to the extent required by the Federal Stock Charter or otherwise, to effect the amendment of the Federal Stock Charter specified in this Article III shall have been obtained.

     3.1.4 Tax Status. Citizens Federal shall have received either (i) a ruling from the Internal Revenue Service or (ii) an opinion from its legal counsel or independent auditors, to the effect that the Merger will be treated as a non-taxable transaction under applicable provisions of the Internal Revenue Code of 1986, as amended and that no gain or loss will be recognized by the holders of Citizens Federal Common Stock upon the exchange of Citizens Federal Common Stock held by them solely for Holding Company Common Stock.

     3.1.5 Dissenter and Appraisal Rights. The holders of not more than ten percent (10%) of the outstanding shares of Citizens Federal Common Stock shall have elected to exercise dissenting shareholder rights under the Appraisal Regulation unless waived by the parties hereto, to the extent such rights are available.

                                  ARTICLE IV

                             TERMINATION; EXPENSES
                             ---------------------

     4.1 Termination. This Agreement may be terminated at any time prior to the Effective Date, at the election of any of the parties hereto if any one or more of the conditions to the obligations of any of them hereunder shall not have been satisfied and shall have become incapable of fulfillment and shall not be waived. This Agreement may also be terminated at any time prior to the Effective Date by the mutual consent of the respective Boards of Directors of the parties.

     4.2 No Further Obligation. In the event of the termination of this Agreement pursuant to this Article IV, this Agreement shall be void and of no further force or effect, and there shall be no further liability or obligation of any nature by reason of this Agreement or the termination hereof on the part of any of the parties hereto or their respective directors, officers, employees, agents or stockholders.

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     4.3  Costs and Expenses.  Citizens Federal shall pay all costs and expenses incurred by it, Holding Company and Interim Savings in connection with this Agreement and the transactions contemplated hereunder.


                                   ARTICLE V

                           EFFECTIVE DATE OF MERGER
                           ------------------------

     Upon satisfaction or waiver (in accordance with the provisions of this Agreement) of each of the conditions set forth in Article III, the parties hereto shall execute and cause to be filed Articles of Combination, and such certificates or further documents as shall be required by the OTS, with the Secretary of the OTS and shall cause to be filed with such other federal or state regulatory agencies all such certificates and other documents as may be required in the opinion of counsel to Citizens Federal and Holding Company.
Upon approval by the OTS and endorsement of such Articles of Combination by the Secretary of the OTS, the Merger and other transactions contemplated by this Agreement shall become effective. The Effective Date for all purposes hereunder shall be the date of such endorsement by the Secretary of the OTS.


                                  ARTICLE VI

                                 MISCELLANEOUS
                                 -------------

     6.1 Waiver. Any of the terms or conditions of this Agreement which may legally be waived may be waived at any time by any party hereto which is entitled to the benefit thereof, or any of such terms or conditions may be amended or modified in whole or in part at any time, to the extent authorized by applicable law, by an agreement in writing, executed in the same manner as this Agreement.

     6.2 Amendment. Any of the terms or conditions of this Agreement may be amended or modified in whole or in part at any time, to the extent permitted by applicable law, rules, and regulations, by an amendment in writing, provided that any such amendment or modification is not materially adverse to Citizens Federal, Holding Company or their stockholders. In the event that any governmental agency requests or requires that the transactions contemplated herein be modified in any respect as a condition of providing a necessary regulatory approval or favorable ruling, or that in the opinion of counsel to Citizens Federal such modification is necessary to obtain such approval or ruling, this Agreement may be modified, at any time before or after adoption thereof by the stockholders of Citizens Federal, by an instrument in writing, provided that the effect of such amendment would not be materially adverse to Citizens Federal, Holding Company or their stockholders.

     6.3 Counterparts. This Agreement may be executed by the parties hereto in any number of separate counterparts, each of which shall be an original, but such counterparts together shall constitute but one and the same instrument.

     6.4 Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not be deemed to be part of this Agreement.

     6.5 Execution by Interim Savings. Citizens Federal and Holding Company acknowledge that, as of the date hereof, the charter of Interim Savings has not been issued by the OTS and therefore Interim Savings does not have the legal capacity to execute this Agreement. Holding Company, as the organizer and sole shareholder of Interim Savings, agrees to cause Interim Savings to execute this Agreement promptly following the issuance of Interim Savings's charter by the OTS. Citizens Federal and Holding Company agree to be bound by this Agreement prior to and following such execution by Interim Savings.

     6.6 Offices. A list of the locations of the offices of Citizens Federal is attached hereto as Schedule A and is incorporated herein by reference.

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     6.7  Directors.  A list of the directors of Citizens Federal, their residence addresses, and terms of office is attached hereto as Schedule B and is incorporated herein by reference.

     6.8 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Alabama, except insofar as the federal law of the United States is deemed to preempt such law or otherwise apply.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement and Plan of Reorganization as of the date first above written.

                                CITIZENS FEDERAL SAVINGS BANK


                                By: /s/Bunny Stokes, Jr.
                                   -----------------------------------
                                   Bunny Stokes, Jr.
                                   President

                                CITIZENS FEDERAL INTERIM SAVINGS BANK
                                (in formation)


                                By: /s/Bunny Stokes, Jr.
                                   ----------------------------------
                                   Bunny Stokes, Jr.
                                   President

                                CFS Bancshares, Inc.


                                By: /s/Bunny Stokes, Jr.
                                   -----------------------------------
                                   Bunny Stokes, Jr.
                                   President

                                   SCHEDULE A

                          OFFICES OF CITIZENS FEDERAL


Main Office:             Citizens Federal Savings Bank
                         1700 3rd Avenue North
                         Birmingham, Alabama 35203
                         Telephone: (205) 328-2041


Branch Offices:          Five Points West Branch
                         2100 Bessemer Road
                         Birmingham, Alabama 35208
                         (205) 214-3000

                         Eutaw Branch
                         213 Main Street
                         Eutaw, Alabama 35462
                         (205) 372-9307

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                                  SCHEDULE B

                         Directors Of Citizens Federal

 Name                   Business Address
 ----                   ----------------
Bunny Stokes, Jr.    1700 3rd Avenue North, Birmingham, AL 35203
Charles A.  Lett     1700 3rd Avenue North, Birmingham, AL 35203
Odessa Woolfolk      1700 3rd Avenue North, Birmingham, AL 35203
S.J. Bennett         1700 3rd Avenue North, Birmingham, AL 35203
Benjamin Greene      1700 3rd Avenue North, Birmingham, AL 35203
James W. Coleman     1700 3rd Avenue North, Birmingham, AL 35203
John T. Porter       1700 3rd Avenue North, Birmingham, AL 35203


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